                                                                               .
                                                                               .
                                                                               .
                                                                   Exhibit 21.01

                         SUBSIDIARIES OF THE REGISTRANT
                                 AS AT 06/30/04

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
Abilene Nuclear, LLC                                                                            Delaware
o  80% Scela, Inc.

Academy of Managed Care Medicine, L.L.C.                                                        Delaware

ALARIS Medical Systems, Inc.                                                                    Delaware

ALARIS Consent Corporation                                                                      Delaware

ALARIS Release Corporation                                                                      Delaware

ALARIS Medical U.K. Limited                                                                  United Kingdom

ALARIS Medical Espana, S.L.                                                                      Spain

ALARIS Medical Holland B.V.                                                                   Netherlands

ALARIS Medical France S.A.                                                                       France

ALARIS Medical Norway A/S                                                                        Norway

ALARIS Medical Italia S.P.A.                                                                     Italy

ALARIS Medical New Zealand Limited                                                            New Zealand

ALARIS Medical Australia Pty Limited                                                           Australia

ALARIS Medical Nordic AB                                                                         Sweden

ALARIS Medical Systems Deutschland, GmbH                                                        Germany

ALARIS Medical Canada Ltd.                                                                       Canada

ALARIS Medical Systems, S.A. Proprietary Limited                                              South Africa

ALARIS Medical Systems Foreign Sales Corporation                                                Barbados

ALARIS Medical Luxembourg I S.a.r.l.                                                           Luxembourg

ALARIS Medical Luxembourg II S.a.r.l.                                                          Luxembourg

ALARIS Medical Luxembourg I S.a.r.l., S.C.S.                                                   Luxembourg

ALARIS Medical (Suisse) 1, S.a.r.l.                                                           Switzerland

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
ALARIS Medical (Suisse) 2, S.a.r.l.                                                           Switzerland

ALARIS Medical Cayman Islands                                                                Cayman Islands

Alcon - Building Branch                                                                       Puerto Rico

Allcaps Weichgelatinkapseln GmbH & Co. KG                                                       Germany

Allcaps Weichgelatinkapseln Verwaltungs GmbH                                                    Germany

Allegiance (BVI) Holdings Co. Ltd.                                                       British Virgin Islands

Allegiance Corporation                                                                          Delaware

Allegiance Healthcare (Labuan) Pte. Ltd.                                                        Malaysia

Allegiance Healthcare Deutschland Holding GmbH                                                  Germany

Allegiance Healthcare Distribution GmbH                                                         Austria

Allegiance Healthcare Holding B.V.                                                            Netherlands

Allegiance Healthcare International GmbH                                                        Austria

Allegiance K. K.                                                                                 Japan

Allegiance Labuan Holdings Pte. Ltd.                                                            Malaysia

Anem-IX S.A.R.L.                                                                                 France

API (Suppliers) Limited                                                                      United Kingdom

Arclight Systems LLC                                                                            Delaware

Armand Scott, LLC                                                                               Delaware

Aurum Pharmaceuticals Limited                                                                United Kingdom

Bauer Branch                                                                               Dominican Republic

Beckloff Associates, Inc.                                                                        Kansas

C. International, Inc.                                                                            Ohio

Cardal II, LLC                                                                                  Delaware

Cardal, Inc.                                                                                      Ohio

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
Cardinal Distribution Holding Corporation - I                                                    Nevada

Cardinal Distribution Holding Corporation - II                                                   Nevada

Cardinal Health (Bermuda) 224 Ltd.                                                              Bermuda

Cardinal Health 100, Inc.                                                                       Indiana
(f/k/a Bindley Western Industries, Inc.)

Cardinal Health 101, Inc.                                                                       Delaware
(f/k/a Cardinal Health Provider Pharmacy Services, Inc.)

Cardinal Health 102, Inc.                                                                         Ohio
(f/k/a Cardinal Health Staffing Network, Inc.)

Cardinal Health 103, Inc.                                                                     Mississippi
(f/k/a Cardinal Southeast, Inc.)

Cardinal Health 104 LP                                                                            Ohio
(f/k/a Cardinal Distribution LP)

Cardinal Health 105, Inc.                                                                         Ohio
(f/k/a CORD Logistics, Inc.)

Cardinal Health 106, Inc.                                                                    Massachusetts
(f/k/a James W. Daly, Inc.)

Cardinal Health 107, Inc.                                                                         Ohio
(f/k/a National Pharmpak Services, Inc.)

Cardinal Health 108, Inc.                                                                      Tennessee
(f/k/a National Specialty Services, Inc.)

Cardinal Health 109, Inc.                                                                        Texas
(f/k/a Owen Healthcare, Inc.)

Cardinal Health 110, Inc.                                                                       Delaware
(f/k/a Whitmire Distribution Corporation)

Cardinal Health 111, LLC                                                                        Delaware

Cardinal Health 112, LLC                                                                        Delaware

Cardinal Health 2, Inc.                                                                          Nevada
(f/k/a The Griffin Group, Inc.)

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
Cardinal Health 200, Inc.                                                                       Delaware
(f/k/a Allegiance Healthcare Corporation)

Cardinal Health 201, Inc.                                                                       Delaware
(f/k/a Allegiance Healthcare International, Inc.)

Cardinal Health 222 (Thailand) Ltd.                                                             Thailand
(f/k/a Allegiance Healthcare (Thailand) Ltd.)

Cardinal Health 3, Inc.                                                                          Nevada
(f/k/a Red Wing Data Corporation)

Cardinal Health 301, Inc.                                                                       Delaware
(f/k/a Pyxis Corporation)

Cardinal Health 302, LLC                                                                        Delaware

Cardinal Health 400, Inc.                                                                       Illinois
(f/k/a Automatic Liquid Packaging, Inc.)

Cardinal Health 406, LLC                                                                        Delaware

Cardinal Health 409, Inc.                                                                       Delaware
(f/k/a R.P. Scherer Corporation)

Cardinal Health 411, Inc.                                                                         Ohio
(f/k/a RedKey, Inc.)

Cardinal Health 414, Inc.                                                                       Delaware
(f/k/a Syncor International Corporation)

Cardinal Health 415, Inc.                                                                       Delaware
(f/k/a Syncor Management Corporation)

Cardinal Health 416, Inc.                                                                       Delaware
(f/k/a PCI Services II, Inc.)

Cardinal Health 417, Inc.                                                                       Delaware
(f/k/a PCI Services III, Inc.)

Cardinal Health 418, Inc.                                                                       Delaware
(f/k/a Syncor Pharmaceuticals, Inc.)

Cardinal Health 419, LLC                                                                        Delaware
(f/k/a Syncor Radiation Management, LLC)

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
Cardinal Health 420, LLC                                                                        Delaware
(f/k/a Syncor Advanced Isotopes, LLC)

Cardinal Health 421 Limited Partnership                                                         Scotland

Cardinal Health 421, Inc.                                                                       Delaware
(f/k/a RPS Technical Services, Inc.)

Cardinal Health 422, Inc.                                                                       Alabama
(f/k/a Central Source, Inc.)

Cardinal Health 422 Limited                                                                     Ireland

Cardinal Health 5, LLC                                                                          Delaware

Cardinal Health 6, Inc.                                                                          Nevada
(f/k/a Physicians Purchasing, Inc.)

Cardinal Health Argentina 400 S.A.I.C.                                                         Argentina
(f/k/a R.P. Scherer Argentina S.A.I.C.)

Cardinal Health Australia 200 Pty Ltd                                                          Australia
(f/k/a Allegiance Healthcare Pty Ltd)

Cardinal Health Australia 300 Pty Ltd                                                          Australia
(f/k/a Axiom Healthcare Services Pty. Ltd.)

Cardinal Health Australia 401 Pty Ltd                                                          Australia
(f/k/a R.P. Scherer Holdings Pty. Ltd.)

Cardinal Health Belgium 202 S.P.R.L.                                                            Belgium
(f/k/a Allegiance S.P.R.L.)

Cardinal Health Brasil 402 Ltda.                                                                 Brazil
(f/k/a R.P. Scherer do Brasil Encapsulacoes, Ltda.)

Cardinal Health Canada 204, Inc.                                                                 Canada
(f/k/a Allegiance Healthcare Canada Inc.)

Cardinal Health Canada 301, Inc.                                                                 Canada
(f/k/a H.E.N. Inc.)

Cardinal Health Canada 302, Inc.                                                                 Canada
(f/k/a Pyxis Healthcare Systems, Inc.)

Cardinal Health Canada 403, Inc.                                                                 Canada
(f/k/a R.P. Scherer Canada Inc.)

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
Cardinal Health Capital Corporation                                                               Ohio

Cardinal Health Corporate Solutions, LLC                                                         Nevada
(f/k/a Cardinal Health 4, LLC)

Cardinal Health D.R. 203 Ltd.                                                                   Bermuda
(f/k/a Allegiance International Manufacturing (Bermuda) Ltd.)

Cardinal Health Finance                                                                      United Kingdom

Cardinal Health France 205 S.A.S.                                                                France
(f/k/a Allegiance Sante S.A.S.)

Cardinal Health France 404 S.A.                                                                  France
(f/k/a R.P. Scherer S.A.)
o    Cardinal Health 409, Inc. (f/k/a R.P. Scherer Corporation) -
     684,664 shares - 99.7083%
o    F&F Holding GmbH - 1,000 shares - 0.1456%

Cardinal Health Funding, LLC                                                                     Nevada

Cardinal Health GbR                                                                             Germany

Cardinal Health Germany 206 GmbH                                                                Germany
(f/k/a Allegiance Healthcare Deutschland GmbH)

Cardinal Health Germany 405 GmbH                                                                Germany
(f/k/a Cardinal Health Germany GmbH)

Cardinal Health Germany Holdings GmbH                                                           Germany

Cardinal Health Holding GmbH                                                                    Germany

Cardinal Health Holding International, Inc.                                                    New Jersey

Cardinal Health Holding Pty Ltd                                                                Australia

Cardinal Health Holdings Limited                                                             United Kingdom

Cardinal Health International Ventures, Ltd.                                                    Barbados

Cardinal Health Ireland 406 Ltd.                                                                Ireland
(f/k/a Cardinal Health Technologies Ltd.)

Cardinal Health Ireland 419 Limited                                                             Ireland

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
Cardinal Health Italy 208 S.r.l.                                                                 Italy
(f/k/a Allegiance Medica S.R.L.)

Cardinal Health Italy 407 S.p.A.                                                                 Italy
(f/k/a R.P. Scherer S.p.A.)

Cardinal Health Japan 408 K.K.                                                                   Japan
(f/k/a R.P. Scherer K.K.)

Cardinal Health Lease Funding 2002A, LLC                                                        Delaware

Cardinal Health Lease Funding 2002AQ, LLC                                                       Delaware

Cardinal Health Lease Funding 2003A, LLC                                                        Delaware

Cardinal Health Lease Funding 2003AQ, LLC                                                       Delaware

Cardinal Health Lease Funding 2003B, LLC                                                        Delaware

Cardinal Health Lease Funding 2003BQ, LLC                                                       Delaware

Cardinal Health Lease Funding 2004A, LLC                                                        Delaware

Cardinal Health Lease Funding 2004AQ, LLC                                                       Delaware

Cardinal Health Luxembourg 420 S.a.r.l.                                                        Luxembourg

Cardinal Health Malaysia 211 Sdn. Bhd.                                                          Malaysia
(f/k/a Allegiance Healthcare Sdn. Bhd.)

Cardinal Health Malta 212 Limited                                                                Malta
(f/k/a Eurovac Limited)

Cardinal Health Mexico 213 S.A. de C.V.                                                          Mexico
(f/k/a Allegiance De Mexico, S.A. de C.V.)

Cardinal Health N.Z. 217 Limited                                                              New Zealand
(f/k/a Cardinal Health (N.Z.) Limited)

Cardinal Health Netherlands 214 B.V.                                                          Netherlands
(f/k/a Allegiance B.V.)

Cardinal Health Netherlands Financing C.V.                                                    Netherlands

Cardinal Health Netherlands Holding B.V.                                                      Netherlands

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
Cardinal Health P.R. 218, Inc.                                                                Puerto Rico
(f/k/a Allegiance PRO, Inc.)

Cardinal Health P.R. 409 B.V.                                                                 Netherlands
(f/k/a Cardinal Health Manufacturing Services B. V.)

Cardinal Health P.R. 410, Inc.                                                                Puerto Rico
(f/k/a PCI Services I, Inc.)

Cardinal Health PTS, LLC                                                                        Delaware

Cardinal Health Singapore 225 Pte. Ltd.                                                        Singapore

Cardinal Health Singapore 303 Pte. Ltd.                                                        Singapore

Cardinal Health Spain 219 S.L.                                                                   Spain
(f/k/a Allegiance S.L.)

Cardinal Health Sweden 220 AB                                                                    Sweden
(f/k/a Allegiance AB)

Cardinal Health Switzerland 221 GmbH                                                          Switzerland
(f/k/a Allegiance Healthcare GmbH)

Cardinal Health Switzerland 412 GmbH                                                          Switzerland
(f/k/a Cardinal Health (Europe) GmbH)

Cardinal Health Switzerland 413 AG                                                            Switzerland
(f/k/a R.P. Scherer (Europe) AG)

Cardinal Health Systems, Inc.                                                                     Ohio

Cardinal Health Technologies Switzerland GmbH                                                 Switzerland

Cardinal Health Technologies, LLC                                                                Nevada

Cardinal Health Trading (Shanghai) Co. Ltd.                                                      China

Cardinal Health U.K. 223 Limited                                                             United Kingdom
(f/k/a Allegiance Healthcare Limited)

Cardinal Health U.K. 414 Limited                                                             United Kingdom
(f/k/a R.P. Scherer Limited)

Cardinal Health U.K. 415 Limited                                                             United Kingdom
(f/k/a R.P. Scherer Holdings Limited)

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
Cardinal Health U.K. 416 Limited                                                             United Kingdom
(f/k/a Scherer DDS Limited)

-Cardinal Health U.K. 417 Limited                                                            United Kingdom
(f/k/a Unipack, Ltd.)

Cardinal Health U.K. 418 Limited                                                             United Kingdom

Cardinal.com Holdings, Inc.                                                                      Nevada

Cascade Development, Inc.                                                                        Nevada

Caseview (P.L.) Limited                                                                      United Kingdom

CCB, Inc.                                                                                         Iowa

CDI Investments, Inc.                                                                           Delaware

Centralia Pharmacy, Inc.                                                                        Illinois

Centricity, LLC                                                                                 Delaware
(f/k/a Boron LePore, Inc.)

Cirmex de Chihuahua S.A. de C.V.                                                                 Mexico

Cirpro de Delicias S.A. de C.V.                                                                  Mexico

CMI Net, Inc.                                                                                   Delaware

Comprehensive Medical Imaging-Anaheim Hills, Inc.                                               Delaware

Comprehensive Medical Imaging-Apple Valley, Inc.                                                Delaware

Comprehensive Medical Imaging-Boynton Beach, Inc.                                               Delaware

Comprehensive Medical Imaging-Downey, Inc.                                                      Delaware

Comprehensive Medical Imaging-Encino, Inc.                                                      Delaware

Comprehensive Medical Imaging-Fort Lauderdale, Inc.                                             Delaware

Comprehensive Medical Imaging-Hesperia, Inc.                                                    Delaware

Comprehensive Medical Imaging-Huntington Beach, Inc.                                            Delaware

Comprehensive Medical Imaging-Palm Beach Gardens, Inc.                                          Delaware

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
Comprehensive Medical Imaging-Palm Springs, Inc.                                                Delaware

Comprehensive Medical Imaging-Rancho Cucamonga, Inc.                                            Delaware

Comprehensive Medical Imaging-Rancho Mirage, Inc.                                               Delaware

Comprehensive Medical Imaging-Salisbury, Inc.                                                   Delaware

Comprehensive Medical Imaging-Santa Maria, Inc.                                                 Delaware

Comprehensive Medical Imaging-Sherman Oaks, Inc.                                                Delaware

Comprehensive Medical Imaging-Tempe, Inc.                                                       Delaware

Comprehensive Medical Imaging-Van Nuys, Inc.                                                    Delaware

Comprehensive Medical Imaging-Victorville, Inc.                                                 Delaware

Comprehensive Medical Imaging-Westlake Village, Inc.                                            Delaware

Comprehensive OPEN MRI-Carmichael, Inc.                                                         Delaware

Comprehensive OPEN MRI-Folsom, Inc.                                                             Delaware

Comprehensive OPEN MRI-Fullerton, Inc.                                                          Delaware

Comprehensive OPEN MRI-Laguna Hills, Inc.                                                       Delaware

Comprehensive OPEN MRI-Sacramento, Inc.                                                         Delaware

Consumer2Patient, LLC.                                                                          Delaware

Converters Branch                                                                          Dominican Republic

Convertors de Mexico S.A. de C.V.                                                                Mexico

Corona Regional Medical Imaging, LLC                                                            Delaware

CR Medicap, Inc.                                                                                  Iowa

Craig Generics Limited                                                                       United Kingdom

Crossject S.A.                                                                                   France

Cytokine Pharmasciences                                                                         Delaware
o    ALARIS Medical Systems, Inc. - 5.6%

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
Daniels Pharmaceuticals Limited                                                              United Kingdom
Desert PET, LLC                                                                                California

Diagnostic Purchasing Group, Inc.                                                               Delaware

Dover Communications, LLC                                                                       Delaware
(f/k/a BLP-Dover Acquisition Corp.)

DuQuoin Pharmacy, Inc.                                                                          Illinois

Dutch American Manufacturers (D.A.M.) B.V.                                                    Netherlands

East Iowa Pharmacies, Inc.                                                                        Iowa

EGIS Holdings, Inc.                                                                             Delaware

Ellipticare, LLC                                                                                Delaware

EPIC Insurance Company                                                                          Vermont

Eurochem Limited                                                                             United Kingdom

European Pharmaceuticals Group Ltd.                                                          United Kingdom

Europharm of Worthing Limited                                                                United Kingdom

F&F Holding GmbH                                                                                Germany

Federa France                                                                                    France

Federa Limoges                                                                                   France

Federa S.A.                                                                                     Belgium

Freeman Pharmaceuticals Limited                                                              United Kingdom

GCP Innovative Dynamics, LLC                                                                     Kansas

Glacier Guaranty Corporation                                                                    Vermont

Glamorgan Pharmaceuticals Limited                                                            United Kingdom

Global Healthcare Exchange, LLC                                                                 Delaware

Grand Avenue Pharmacy, Inc.                                                                       Iowa

Griffin Capital, LLC                                                                             Nevada

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
Griffin Group Document Management Services, Inc.                                                 Nevada
(f/k/a Supplyline Holdings, Inc.)

Herd Mundy Richardson (Holdings) Limited                                                     United Kingdom

Herd Mundy Richardson Limited                                                                United Kingdom

Homecare (North-West) Limited                                                                United Kingdom

IMI Diagnostic Center, Inc.                                                                     Delaware

IMI of Boca Raton, Inc.                                                                         Delaware

IMI of Miami, Inc.                                                                              Delaware

IMI of North Miami Beach, Inc.                                                                  Delaware

IMI-NET, Inc.                                                                                   Delaware

Impharm Nationwide Limited                                                                   United Kingdom

InGel Technologies Ltd.                                                                      United Kingdom

Inland Empire Regional PET Center, LLC                                                         California

InteCardia-Tennessee East Catheterization, LLC                                               North Carolina
o    75% Syncor Cardiology Services, LLC

InteCardia-Tennessee East Diagnostic, LLC                                                    North Carolina

Intercare Holdings Limited                                                                   United Kingdom

Intercare Investments Limited                                                                United Kingdom

Intercare Pharmaceuticals Distribution Limited                                               United Kingdom
(f/k/a Europharm of Worthing Limited)

Intercare Properties Plc                                                                     United Kingdom

International Capsule Company S.r.l.                                                             Italy

International Medical Products B.V.                                                           Netherlands
(f/k/a Mepro Medische Produkten B.V.)

Iowa Falls Pharmacy, Inc.                                                                         Iowa

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
IPD Group Limited                                                                            United Kingdom
(f/k/a European Pharmaceuticals Group Limited)

IVAC Overseas Holdings, Inc.                                                                    Delaware

JRG, Ltd.                                                                                         Iowa

Killilea Development Company, Ltd.                                                                Ohio

Lake Charles Pharmaceutical and Medical Equipment Supply Company, L.L.C.                       Louisiana
o    A Louisiana limited liability company formed by Owen Shared
     Services, Inc. and Lake Charles Memorial Hospital, Inc.

LCO Sante                                                                                        France

Leader Drugstores, Inc.                                                                         Delaware

Liberty Communications Network, LLC                                                             Delaware
(f/k/a BLP-Liberty Acquisition Corp.)

Macarthy Group Limited                                                                       United Kingdom

Macarthy Group Trustees Limited                                                              United Kingdom

Macarthy Limited                                                                             United Kingdom

Macarthy's Laboratories Limited                                                              United Kingdom

Cardinal Health MPB, Inc.                                                                       Missouri
(f/k/a Managed Pharmacy Benefits, Inc.)

Martindale Pharmaceuticals Limited                                                           United Kingdom

Medcon S.A.                                                                                    Luxembourg

Medesta Associates, LLC                                                                         Delaware

Medical Diagnostic Leasing, Inc.                                                                Delaware

Medical Education Systems, LLC                                                                  Delaware

Medical Media Communications, LLC                                                               Delaware

Medicap Pharmacies Incorporated                                                                   Iowa

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
Medicine Shoppe Capital Corporation                                                              Nevada
Medicine Shoppe International, Inc.                                                             Delaware

Medicine Shoppe Internet, Inc.                                                                  Missouri

Medihealth Solutions, Inc.                                                                        Iowa

MediQual Systems, Inc.                                                                          Delaware

Midland Pharmacies, Inc.                                                                          Iowa

Moresville, Limited                                                                          United Kingdom

MRI Equipment Partners, Ltd.                                                                     Texas
o    59.16% Comprehensive Medical Imaging, Inc.

Multi-Medica S.A.                                                                               Belgium

Multipharm Limited                                                                           United Kingdom

Nationwide Ostomy Supplies Limited                                                           United Kingdom

NewHealthCo LLC                                                                                 Delaware

OnPointe Medical Communications, LLC                                                            Delaware

Owen Shared Services, Inc.                                                                       Texas

PCI Holdings (UK) Co.                                                                        United Kingdom

Pharmaceutical and Diagnostic Services, Inc.                                                      Utah
o    50% Cardinal Health 414, Inc.

Pharmacy Operations of New York, Inc.                                                           New York

Pharmacy Operations, Inc.                                                                       Delaware

Pharmapar S.A.                                                                                  Belgium

Phillipi Holdings, Inc.                                                                           Ohio

Physicians Purchasing, Inc.                                                                      Nevada

Pinnacle Intellectual Property Services International, Inc.                                      Nevada

Pinnacle Intellectual Property Services, Inc.                                                    Nevada

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
PlastiMedical S.p.A.                                                                             Italy
Poweshiek Pharmacy, Inc.                                                                          Iowa

Practicome Solutions, LLC                                                                       Delaware

Princeton Diagnostic Isotopes, Inc.                                                          West Virginia

Productos Urologos de Mexico S.A. de C.V.                                                        Mexico

Pyxis Funding II, LLC                                                                           Delaware

Pyxis Funding, LLC                                                                              Delaware

Quiroproductos de Cuauhtemoc S.A. de C.V.                                                        Mexico

R.P. Scherer (Spain) S.A.                                                                        Spain

R.P. Scherer DDS B.V.                                                                         Netherlands

R.P. Scherer Egypt                                                                               Egypt

R.P. Scherer GmbH & Co. KG                                                                      Germany
o    F & F Holdings GmbH - 50.94%
o    R.P. Scherer Verwaltungs GmbH - 0.11%

R.P. Scherer Holdings II Limited                                                             United Kingdom

R.P. Scherer Technologies, Inc.                                                                  Nevada

R.P. Scherer Verwaltungs GmbH                                                                   Germany
o    F & F Holdings GmbH - 51%

Radiopharmacy of Boise, Inc.                                                                    Delaware

Radiopharmacy of Northern California, Inc.                                                     California

Ransdell Surgical, Inc.                                                                         Kentucky

RBP Pharma S.A.                                                                                  France

River Medical, Inc.                                                                             Delaware

Riverside MRI, JV                                                                                Texas

RxealTIME, Inc.                                                                                  Nevada

RxPedite, LLC                                                                                     Ohio

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
Santa Cruz Comprehensive Imaging LLC                                                            Delaware
o    57% Cardinal Health 414, Inc.

Scela, Inc.                                                                                     Delaware

SFO S.A.                                                                                         France

Sierra Radiopharmacy, LLC                                                                        Nevada
o    51% Cardinal Health 414, Inc.

Simolo (GL) Limited                                                                          United Kingdom

Sistemas Medicos ALARIS, S.A. de C.V.                                                            Mexico

SOS Medical System S.A.R.L.                                                                      France

Source Medical Corporation                                                                       Canada
o    Allegiance Healthcare Canada Inc. controls with 50%  of common shares & 100% of preferred share (1 share)

SRx, Inc.                                                                                         Iowa

STI Deutschland GmbH Surgical Technologies                                                      Germany
International

Strategic Implications International, LLC                                                       Delaware

Supplyline Technologies Limited                                                                 Ireland

Surgical Technologies B.V.                                                                    Netherlands

Surgi-Tech Europa Divisione Surgi-Tech Italia SRL                                                Italy

Syncor Belgium SPRL                                                                             Belgium

Syncor Cardiology Services, LLC                                                                 Delaware

Syncor Diagnostics Dallas, LLC                                                                   Texas

Syncor Diagnostics Encino, LLC                                                                 California

Syncor Diagnostics Fullerton LLC                                                               California

Syncor Diagnostics Laguna Hills LLC                                                            California

Syncor Diagnostics Plano, LLC                                                                    Texas

SUBSIDIARY NAME                                                                  STATE / JURISDICTION OF INCORPORATION
---------------                                                                  -------------------------------------
Syncor Financing Corporation                                                                    Delaware

Syncor Italy s.r.l.                                                                              Italy

Syncor Midland, Inc.                                                                             Texas

The Intercare Group Limited                                                                  United Kingdom

Toledo Pharmacy Co.                                                                               Iowa

Top Shot Publishers Limited                                                                     Ireland

Venture Laminate Limited                                                                        Ireland

Venture Packaging Limited                                                                       Ireland

Veramic S.A.                                                                                    Belgium

Virginia Imaging Center, LLC                                                                    Virginia
o    90% Syncor Cardiology Services, LLC

Vistant Corporation                                                                             Delaware

Vistant Holdings, Inc.                                                                           Nevada

Wardwood, Inc.                                                                                    Iowa

West Texas Nuclear Pharmacy Partners                                                             Texas
o    Syncor Midland, Inc. (50%)

Wholesale (PI) Limited                                                                       United Kingdom

Yorkshire Pharmacy, Inc.                                                                        Nebraska
